EXHIBIT 10.8

                         GUARANTY AND SECURITY AGREEMENT

                  THIS GUARANTY AND SECURITY AGREEMENT (this "Agreement") is entered into as of July 29, 2004 among INFOCROSSING, INC., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower listed on the signature pages hereto (individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, individually an "Obligor", and collectively the "Obligors") and CAPITALSOURCE FINANCE LLC, in its capacity as agent (in such capacity, the "Agent") for the ratable benefit of the lenders from time to time party to the Acquisition Loan Agreement described below (the "Lenders").

                                    RECITALS

                  WHEREAS, pursuant to that certain Acquisition Loan Agreement dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified and in effect from time to time, the "Acquisition Loan Agreement") by and among the Borrower, the Agent and the Lenders, the Lenders have agreed to make and hold loans (the "Loans") upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Guarantors are wholly-owned, direct or indirect Subsidiaries of Borrower, and as such will derive substantial tangible and intangible benefits from the making and holding of the Loans to Borrower by the Lenders;

                  WHEREAS, it is a condition precedent to the effectiveness of the Acquisition Loan Agreement that each Obligor shall have executed and delivered this Agreement to the Agent for the ratable benefit of the Lenders.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1.       Definitions.

(a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Acquisition Loan Agreement, and the following terms which are defined in Article 9 of the Uniform Commercial Code (the "UCC") in effect in the State of New York on the date hereof are used herein as so defined: Accessions, Accounts, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Manufactured Home, Proceeds, Software, Supporting Obligation and Tangible Chattel Paper.

(b)      In addition, the following terms shall have the following meanings:

                  "Bankruptcy Code": the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.ss.101, et seq.), as amended and in effect from time to time and the regulations issued from time to time thereunder.

                  "Contracts": all licenses or other agreements to which an Obligor is a party, as each may be amended, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of an Obligor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of an Obligor to damages arising out of or for breach or default in respect thereof and (c) all rights of an Obligor to exercise all remedies thereunder.

                  "Control": (i) with respect to Electronic Chattel Paper, "control" (within the meaning of Section 9-105 of the UCC) over such Electronic Chattel Paper, (ii) with respect to Deposit Accounts, "control" (within the meaning of Section 9-104 of the UCC) over such Deposit Accounts, (iii) with respect to Investment Property constituting certificated securities, uncertificated securities, securities accounts, securities entitlements, commodity accounts or commodity contracts (each as referred to in the UCC), "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over such Investment Property, and (iv) with respect to Letter-of-Credit Rights, "control" (within the meaning of Section 9-107 of the UCC) with respect to such Letter-of-Credit Rights.

                  "Copyright Licenses": any written agreement, naming any Obligor as licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 5(h) hereto.

                  "Copyrights": (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office including, without limitation, any thereof referred to in Schedule 5(h) hereto, (b) all renewals thereof including, without limitation, any thereof referred to in Schedule 5(h) hereto and (c) all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

                  "Notes": all notes issued by the Borrower to the Lenders pursuant to the terms of the Acquisition Loan Agreement.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to any Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 5(h) hereto.

                  "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 5(h) hereto, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 5(h) hereto and (c) all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

                  "Secured Obligations": (a) the due and punctual payment by the Borrower of (i) the principal of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses, reimbursements, damages, indemnities and other liabilities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Agent and the Lenders under the Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Loan Documents, and (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of the Guarantors under or pursuant to the Loan Documents.

                  "Trademark License": means any agreement, written or oral, providing for the grant by or to any Obligor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 5(h) hereto.

                  "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 5(h) hereto, (b) all renewals thereof and (c) all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

                  "Work": any work which is subject to copyright protection pursuant to Title 17 of the United States Code.

2.                Guaranty.

(a) The Guarantee. Each of the Guarantors hereby jointly and severally guarantees, as a primary obligor and not merely as a surety, to each Lender and to the Agent as hereinafter provided, the prompt payment and performance of the Secured Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Secured Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time or payment or renewal of any of the Secured Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Each Guarantor agrees that this is a continuing guarantee of payment and not of collectibility, and is intended to be independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by the Agent or the Lenders therefor or with respect thereto, whether or not furnished by such Guarantor.

(b) Notwithstanding any provision of this Agreement to the contrary, it is intended that the guaranty evidenced by this Agreement, and any interests, Liens and security interests granted by each Guarantor as security for such guaranty, including, without limitation, the Liens and security interests granted hereunder, not constitute a "Fraudulent Conveyance" (as defined below) in the event that such guaranty or such interest is subject to the Bankruptcy Code or any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state. Consequently, each Guarantor and the Agent agree that if such guaranty, or any such interests, Liens or security interests securing such guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, such guaranty and each such Lien and security interest shall be valid and enforceable only to the maximum extent that would not cause such guaranty or such interest, Lien or security interest to constitute a Fraudulent Conveyance, and such guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, as in effect from time to time.

(c) Obligations Unconditional. The obligations of the Guarantors under Section 2 hereof are joint and several, absolute, irrevocable and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Secured Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2 that the obligations of the Guarantors hereunder shall be absolute, irrevocable and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Secured Obligations for amounts paid under this guaranty until such time as the Lenders have been paid in full. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute, irrevocable and unconditional as described above:

(i) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Secured Obligations shall be extended, or such performance or compliance shall be waived;

(ii) any of the acts mentioned in any of the provisions of any of the Loan Documents or any other agreement or instrument referred to in the Loan Documents shall be done or omitted;

(iii) the maturity of any of the Secured Obligations shall be accelerated, or any of the Secured Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents or any other agreement or instrument referred to in the Loan Documents shall be waived or any other guarantee of any of the Secured Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

(iv) any Lien granted to, or in favor of, the Agent or any Lender or the Lenders as security for any of the Secured Obligations shall fail to attach or be perfected; or

(v) any of the Secured Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents or any other agreement or instrument referred to in the Loan Documents, or against any other Person under any other guarantee of, or security for, any of the Secured Obligations.

(d) Reinstatement. The obligations of the Guarantors under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent or any Lender and each of their Affiliates and their respective members, partners, directors, officers, employees, agents and advisors of the Agent, each Lender and each of their Affiliates (each such Person being called an "Indemnitee") in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a Fraudulent Conveyance, preference, or similar payment under the Bankruptcy Code or any other bankruptcy, insolvency or similar law; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(e) Certain Additional Waivers. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Secured Obligations until such time as all of the Secured Obligations have been paid in full and all of the Loan Documents have been terminated.

(f) Remedies. The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Agent and the Lenders on the other hand, the Secured Obligations may be declared to be forthwith due and payable as provided in Section 7 of the Acquisition Loan Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 7) for purposes of this
     Section 2, notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Secured Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Secured Obligations being deemed to have become automatically due and payable), the Secured Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of this
     Section 2.

(g) Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Secured Obligations whenever arising.

(h) California Waivers. In accordance with Section 2856 of the California Civil Code, each Guarantor waives all rights and defenses (i) available to such Guarantor by reason of Sections 2787 through 2855, 2899 and 3433 of the California Civil Code, including all rights or defenses such Guarantor may have by reason of protection afforded to such Guarantor with respect to any of the Secured Obligations, or to any other person liable for any of the Secured Obligations, in either case in accordance with the antideficiency or other laws of the State of California limiting or discharging such Guarantor's indebtedness or obligations, including Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure; and (ii) arising out of an election of remedies by the Agent and the Lenders, even though such election, such as a nonjudicial foreclosure with respect to security for any Secured Obligation (or any obligation of any other person of any of the Secured Obligations), has destroyed such Guarantor's right of subrogation and reimbursement against the Borrower (or any other person), by operation of Section 580d of the California Code of Civil Procedure or otherwise. No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this Section 2. As provided in Section 20, this Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York. This Section 2 is solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to any of the Secured Obligations.

3. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor pledges and grants to the Agent, for the ratable benefit of the Lenders, a Lien on, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the personal property of such Obligor, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral") including, without limitation, the following:

(a)               all Accounts;

(b)               all money, cash and Cash Equivalents;

(c)               all Chattel Paper;

(d) those certain Commercial Tort Claims set forth on Schedule 2(d) attached hereto;

(e)               all Contracts;

(f)               all Copyrights;

(g)               all Copyright Licenses;

(h)               all Deposit Accounts;

(i)               all Documents;

(j)               all Equipment;

(k)               all Fixtures;

(l) all General Intangibles (including payment intangibles (as defined in the UCC));

(m)               all Goods;

(n)               all Instruments;

(o)               all Inventory;

(p)               all Investment Property;

(q)               all Letter-of-Credit Rights;

(r)               all Patents;

(s)               all Patent Licenses;

(t)               all Software;

(u)               all Supporting Obligations;

(v)               all Trademarks;

(w)               all Trademark Licenses;

(x)               all Accessions;

(y) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; and

(z) all other tangible and intangible property of such Obligor, including, without limitation, tort claims, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Obligor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing, and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor;

provided, however, the Collateral shall not include any lease, license, contract, property right or agreement to which such Obligor is a party or any of its rights or interests or other General Intangibles arising thereunder (i) if the grant of a security interest in such lease, license, contract, property right, agreement or other General Intangible would violate the agreement under which such rights arise except to the extent provided under the UCC, or (ii) to the extent that the pledge or assignment of such rights or agreement requires the consent of any third party unless such third party has consented thereto except to the extent provided under the UCC.

                  Each Obligor and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

4.       Provisions Relating to Accounts/Contracts.

(a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of any Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) At any time after the occurrence and during the continuation of an Event of Default, the Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Agent may reasonably require in connection with such test verifications. Furthermore, at any time after the occurrence and during the continuation of an Event of Default, upon the Agent's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. At any time after the occurrence and during the continuation of an Event of Default, or after having provided written notice to the Borrower upon a determination by the Agent that that communication is reasonably necessary, the Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

(c) Neither the Agent nor any Lender shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Agent or any such Lender of any payment relating to such Contract pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of any Obligor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(d) (i) At any time after the occurrence and during the continuation of an Event of Default or (ii) in connection with any audit of the Contracts by the Agent or any other Person designated by the Agent, after having provided written notice to the Borrower, the Agent in its own name or in the name of others may communicate with parties to the Contracts to verify with them to the Agent's satisfaction the existence, amount and terms of any Contract.

(e) At the Agent's request after the occurrence and during the continuance of an Event of Default, each Obligor shall deliver to the Agent all original and other documents in their possession or control (or as to which they have a right or ability to get) evidencing, and relating to, the agreements and transactions which gave rise to the Accounts.

5. Representations and Warranties. Each Obligor hereby represents and warrants to the Agent, for the ratable benefit of the Lenders:

(a) Legal Name and Location of Obligors; Location of Collateral. As of the Closing Date, each Obligor's exact legal name and state of formation is (and for the prior four months has been) as shown on the signature pages to this Agreement. As of the Closing Date, the principal place of business and chief executive office of each Obligor is as set forth on Schedule 5(a) attached hereto. As of the Closing Date, no Obligor has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 5(a) attached hereto.

(b) Location of Collateral. As of the Closing Date, the location of all Collateral owned by each Obligor is as shown on Schedule 5(b) attached hereto.

(c) Ownership. Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same free and clear of any and all Liens other than Liens permitted by Section 6.3 of the Acquisition Loan Agreement.

(d) Security Interest/Priority. This Agreement creates a valid security interest in favor of the Agent, for the ratable benefit of the Lenders, in the Collateral of each Obligor and, when properly perfected by filing, shall constitute a valid first priority perfected security interest in such Collateral (except with respect to any Collateral subject to Liens permitted by Sections 6.3(f), (g), (h), (l) and (m) of the Acquisition Loan Agreement), to the extent such security can be perfected by filing under the UCC and/or by filing in the United States Copyright Office or the United States Patent and Trademark Office, free and clear of all Liens except for Liens permitted by Section 6.3 of the Acquisition Loan Agreement. The security interest created hereunder is enforceable as such against any and all creditors of and purchasers from each Obligor (other than purchasers and lessees of Inventory in the ordinary course of business and non-exclusive licensees of General Intangibles in the ordinary course of business and as otherwise provided for by law), subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Except as set forth in the Acquisition Loan Agreement, no authorization, approval or consent is required to be obtained from any Governmental Authority or other Person for the grant of the security interest herein, the perfection thereof or the exercise by the Agent of its rights and remedies hereunder.

(e) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, Farm Products, As-Extracted Collateral, Consumer Goods, Manufactured Homes or timber to be cut.

(f) Accounts. (i) Each Account of each Obligor and the papers and documents relating thereto are genuine and in all material respects are what they purport to be, (ii) to each Obilgor's knowledge, each Account constitutes a legally valid and binding obligation of the applicable account debtor, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, (iii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Obligor, to the account debtor named therein, (iv) no Account of such Obligor relating to an amount in excess of $100,000 is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the Control of, the Agent and (v) no surety bond was required or given in connection with any Account of such Obligor or the contracts or purchase orders out of which they arose, other than as permitted by the Acquisition Loan Agreement.

(g) Inventory. No Inventory is held by any Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement and such Inventory is of good and merchantable quality, free from any material defects. No Inventory is subject to any licensing, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or other disposition of that Inventory or the payment of any monies to third parties upon such sale or other disposition.

(h)  Copyrights, Patents and Trademarks.

(i) As of the Closing Date, to the best of each Obligor's knowledge, each Copyright, Patent and Trademark of such Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned.

(ii) As of the Closing Date, except as set forth in Schedule 5(h) attached hereto, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

(iii) As of the Closing Date, no holding, decision or judgment has been rendered against any Obligor by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark.

(iv) No action or proceeding is pending against any Obligor seeking to limit, cancel or question the validity of any material Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of such Copyright, Patent or Trademark.

(v) As of the Closing Date, all applications pertaining to the material Copyrights, Patents and Trademarks of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such material Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such material Copyrights, Patents and Trademarks are valid and enforceable.

(vi) No Obligor has made any assignment or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of any Obligor hereunder.

(i)      Contracts.

(i) Each material Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(ii) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

(iii) No Obligor nor (to the best of any Obligor's knowledge) any other party to any material Contract is in default or is likely to become in default in the performance or observance of any of the terms thereof, expect where such default or likely default could not reasonably be expected to have a Material Adverse Effect.

(iv) The Obligors have fully performed in all material respects all their obligations under each material Contract.

(v) The right, title and interest of any Obligor in, to and under each material Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against any Obligor as to any material Contract.

(vi) The Obligors have delivered, or made available, to the Agent a complete and correct copy of each material Contract requested by the Agent, including all amendments, supplements and other modifications thereto.

(vii) No amount payable to any Obligor under or in connection with any Contract in excess of $100,000 is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

(viii)   None of the parties to any material Contract is a Governmental
         Authority.

6. Covenants. Each Obligor covenants that, so long as any Loan remains outstanding or any other amount is due and owing to any Lender or the Agent under the Acquisition Loan Agreement or under any other Loan Document, such Obligor shall:

(a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein and keep the Collateral free from all Liens, except for Liens permitted by Section 6.3 of the Acquisition Loan Agreement. Neither the Agent nor any Lender authorizes any Obligor to, and no Obligor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Acquisition Loan Agreement or this Agreement.

(b) Preservation of Collateral. Keep the Collateral in good order, condition and repair (other than any Collateral that has become obsolete or is not material to such Obligor) and not use the Collateral in violation of the provisions of this Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance.

(c) Instruments/Tangible Chattel Paper/Negotiable Documents. If any amount payable in excess of $100,000 under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral with a value in excess of $100,000 shall be stored or shipped subject to a negotiable document, such Obligor shall ensure that such Instrument, Tangible Chattel Paper or negotiable document is either in the possession of such Obligor at all times or, if requested by the Agent to perfect its security interest in such Collateral, is delivered to the Agent duly indorsed in a manner satisfactory to the Agent. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Agent indicating the Agent's security interest in such Tangible Chattel Paper.

(d) Change in Organizational Structure or Location. Not, without providing thirty (30) days prior written notice to the Agent and without filing such amendments to any previously filed financing statements as the Agent may reasonably require, (i) alter its corporate existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets,
         (ii) change its state of incorporation or formation or (iii) change its registered legal name.

(e) Inspection. Allow the Agent or its representatives to visit and inspect the Collateral as set forth in Section 5.6 of the Acquisition Loan Agreement.

(f) Perfection of Security Interest. Each Obligor hereby authorizes the Agent to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Agent may from time to time deem reasonably necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, which financing statements may be without the signature of such Obligor (to the extent such signature is not required under the laws of any applicable jurisdiction), and which may describe the Collateral as "all assets" or "all personal property" or words of like import. Each Obligor shall also execute and deliver to the Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Agent may reasonably request) and do all such other things as the Agent may reasonably deem necessary or appropriate (i) to assure to the Agent its security interests hereunder, including (A) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Schedule 6(f)(i) attached hereto, (B) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 6(f)(ii) attached hereto, (C) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 6(f)(iii) attached hereto and (D) with regard to Deposit Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper, all agreements, assignments, instruments or other documents as requested by the Agent for the purpose of obtaining and maintaining Control, including any deposit account control agreements,
         (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Agent of its rights and interests hereunder. To that end, each Obligor hereby irrevocably makes, constitutes and appoints the Agent, its nominee or any other person whom the Agent may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such notices or similar documents which in the Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable for so long as this Agreement is in effect and until this Agreement is terminated in accordance with Section 13(a) hereof. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Obligor wherever the Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Agent, then the Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). If any Collateral having a value of $100,000 or more is in the possession or control of a warehouseman, bailee or any agent or processor of an Obligor and the Agent so requests, such Obligor agrees to (i) notify such agents in writing of the Agent's security interest therein, (ii) instruct them to hold all such Collateral for the Lenders' account and subject to the Agent's instructions and (iii) obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Agent. Each Obligor agrees to mark its books and records to reflect the security interest of the Agent in the Collateral.

(g) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of such Obligor's business.

(h)      Covenants Relating to Copyrights.

(i) Employ the Copyrights included in the Collateral for each material published Work with such notice of copyright as may be required by law to secure copyright protection.

(ii) Not do any act or knowingly omit to do any act whereby any material Copyright included in the Collateral may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright included in the Collateral may become injected into the public domain; (B) notify the Agent immediately if it knows, or has reason to know, that any material Copyright included in the Collateral may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding such Obligor's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by such Obligor including, without limitation, filing of applications for renewal where necessary; and
         (D) promptly notify the Agent of any material infringement of any material Copyright of such Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement, unless, in such Obligor's reasonable good faith judgment, there is a valid business reason to taking or omitting to take any such action.

(iii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of such Obligor hereunder.

(i)      Covenants Relating to Patents and Trademarks.

(i) (A) Continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such material Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such material Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Trademark may become invalidated.

(ii) Not do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated unless, in such Obligor's reasonable good faith judgment, there is a valid business reason to taking or omitting to take any such action.

(iii) Notify the Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Patent or Trademark included in the Collateral may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Obligor's ownership of any material Patent or Trademark or its right to register the same or to keep and maintain the same.

(iv) Unless, in such Obligor's reasonable good faith judgment, there is a valid business reason to taking or omitting to take any such action, take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Patent and each Trademark included in the Collateral, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(v) Promptly notify the Agent and the Lenders after it learns that any material Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark unless, in such Obligor's reasonable good faith judgment, there is a valid business reason to taking or omitting to so sue, seek, recover or take any such action.

(vi) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Obligor hereunder.

(j) New Patents, Copyrights and Trademarks. Promptly provide the Agent (i) with respect to Copyrights, a duly executed Notice of Security Interest in Copyrights, (ii) with respect to Patents, a duly executed Notice of Security Interest in Patents, (iii) with respect to Trademarks, a duly executed Notice of Security Interest in Trademarks or (iv) such other duly executed documents as the Agent may request in a form acceptable to counsel for the Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

(k) Insurance. Insure, repair and replace the Collateral of such Obligor as required in Section 5.5 of the Acquisition Loan Agreement. All insurance proceeds shall be subject to the security interest of the Agent hereunder.

(l)      Covenants Relating to Contracts.

(i) Such Obligor will perform and comply with all its obligations under material Contracts and all its other contractual obligations relating to the Collateral.

(ii) Except as otherwise provided in the Acquisition Loan Agreement, such Obligor will not fail to exercise promptly and diligently each and every material right which it may have under each Contract except in the exercise of reasonable business judgment.

(iii) Such Obligor will deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any material Contract.

(iv) In any suit, proceeding or action brought by the Agent or any Lender under any Contract for any sum owing thereunder, or to enforce any provisions of any Contract, such Obligor will save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the obligor thereunder, arising out of a breach by such Obligor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from such Obligor except for any such expense, loss or damage which results from the gross negligence of the willful misconduct of the Agent or such Lender.

(m) Commercial Tort Claims; Notice of Litigation. (i) Promptly forward to the Agent written notification of any and all Commercial Tort Claims in excess of $100,000, including, but not limited to, any and all actions, suits, and proceedings before any court or Governmental Authority by or affecting such Obligor or any of its Subsidiaries and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by the Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Agent's security interest in any Commercial Tort Claims.

(n) Deposit Accounts. Not open any new Deposit Account without providing prior written notice to the Agent and simultaneously therewith executing and delivering to the Agent a deposit account control agreement in form and substance reasonably satisfactory to the Agent, unless the Agent (in its sole discretion) has waived such requirement of a deposit account control agreement.

(o) Personal Property. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property.

7. Advances by the Lenders. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent or the Lenders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 2.4 of the Acquisition Loan Agreement. No such performance of any covenant or agreement by the Agent or the Lenders on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Agreement or the other Loan Documents. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP provided, that the Agent has given written notice to the applicable Obligor of its intent to pay such sums.

8.       Events of Default.

                  The occurrence of an event which under the Acquisition Loan Agreement would constitute a Default or Event of Default shall be a Default or Event of Default, as the case may be, hereunder.

9.                Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Agent and the Lenders shall have, in addition to the rights and remedies provided herein, in the Loan Documents or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), all rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Agent may, with or without judicial process or the aid and assistance of others, to the extent permitted by the UCC, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Agent at the expense of the Obligors any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Agent's compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. In addition to all other sums due the Agent and the Lenders with respect to the Secured Obligations, the Obligors shall pay the Agent and each of the Lenders all reasonable documented costs and expenses incurred by the Agent or any such Lender, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Agent or the Lenders or the Obligors concerning any matter arising out of or connected with this Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code, to the extent that the Borrower would be obligated to pay such costs and expenses pursuant to
     Section 9.5 of the Acquisition Loan Agreement. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 9.2 of the Acquisition Loan Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Agent and the Lenders may further postpone such sale by announcement made at such time and place.

(b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Agent has exercised any or all of its rights and remedies hereunder, the Agent shall have the right to enforce any Obligor's rights against any account debtors and obligors on such Obligor's Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Agent in accordance with the provisions hereof shall be solely for the Agent's own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Agent and the Lenders shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and attorneys' fees suffered or incurred by each Indemnitee (as defined in Section 2(d) above) because of the maintenance of the foregoing arrangements; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnitee or any other Person or any other Indemnitee is otherwise a party thereto.

(c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d) Nonexclusive Nature of Remedies. Failure by the Agent or the Lenders to exercise any right, remedy or option under this Agreement, any other Loan Document or as provided by law, or any delay by the Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Agent, the Lenders, nor any party acting as attorney for the Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Agents and the Lenders under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have.

(e) Retention of Collateral. The Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 2.4 of the Acquisition Loan Agreement together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

10.  Rights of the Agent.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Agent may reasonably determine;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

(iv) receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

(v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Agent were the absolute owner thereof for all purposes;

(vi) adjust and settle claims under any insurance policy relating thereto;

(vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

(viii) institute any foreclosure proceedings that the Agent may deem appropriate; and

(ix) do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

                  This power of attorney is a power coupled with an interest and shall be irrevocable and shall remain in full force and effect for so long as this Agreement is in effect and until this Agreement is terminated in accordance with Section 13(a) hereof. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Collateral.

(b) Performance by the Agent of Obligations. If any Obligor fails to perform any agreement or obligation contained herein, after notice by the Agent to such Obligor, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Obligors on a joint and several basis pursuant to Section 9 hereof.

(c) Assignment by the Agent. Upon the occurrence of an Event of Default, or as otherwise permitted under the Acquisition Loan Agreement, the Agent may assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Agreement in relation thereto.

(d) The Agent's Duty of Care in Respect of Pledged Collateral. The Agent's sole duty with respect to the safe custody of the Collateral, while being held by the Agent hereunder, under Section 9-207 of the UCC, shall be substantially equal to that which the Agent accords its own property. Other than this duty, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each Obligor shall be responsible for the preservation of all rights in the Collateral of such Obligor, and the Agent shall be relieved of all responsibility for Collateral upon surrendering it or tendering the surrender of it to the Obligors. It is understood and agreed that the Agent shall not have responsibility for cleaning up, repairing or otherwise preparing the Collateral for sale in the event of a public or private sale of Collateral pursuant to Section 8 hereof.

11. Application of Proceeds. Upon the acceleration of the Secured Obligations pursuant to Section 7 of the Acquisition Loan Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied in the order set forth in
         Section 7 of the Acquisition Loan Agreement, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

12. Costs of Counsel. At all times hereafter, the Obligors agree to promptly pay upon demand any and all reasonable costs and expenses of the Agent or the Lenders, (a) as required under Section 9.5 of the Acquisition Loan Agreement and (b) subject to the limitations on the fees of counsel to the Agent and the Lenders set forth in Section 9.5 of the Acquisition Loan Agreement, as reasonably necessary to protect the Collateral or to exercise any rights or remedies under this Agreement or with respect to any Collateral, including the costs and expenses of the Agent's counsel and of any experts or agents that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, sale or collection of, or realization upon, any Collateral or (iii) the failure of an Obligor to perform or observe any covenant or agreement hereunder. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

13.      Continuing Agreement.

(a) This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until the Secured Obligations have been paid in full (other than any contingent indemnification obligations set forth in the Loan Documents). Upon such payment in full this Agreement shall be automatically terminated and the Agent and the Lenders shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.

(b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

14. Indemnity. Without limitation of its indemnification obligations under the other Loan Documents, each Obligor jointly and severally agrees to indemnify each Indemnitee (as defined in Section 2(d) above) against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel and in-house documentation and diligence fees and legal expenses) which may be imposed on, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee; and provided further that the expense reimbursement obligations of each Obligor under this Section 14 shall be limited to the same extent as the expense reimbursement obligations of the Borrower set forth in Section 9.5 of the Acquisition Loan Agreement.

15. Amendments; Waivers; Modifications. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Acquisition Loan Agreement.

16. Successors in Interest. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Acquisition Loan Agreement. To the fullest extent permitted by law, each Obligor hereby releases the Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

17. Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 9.2 of the Acquisition Loan Agreement.

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

20. Governing Law; Submission to Jurisdiction; Venue. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each Obligor hereby irrevocably and unconditionally:
         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Obligor at the Borrower's address set forth in Section 9.2 of the Acquisition Loan Agreement or at such other address of which the Agent shall have been notified pursuant thereto; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of the Agent or any Lender to bring proceedings against such Obligor in the courts of any other jurisdiction having jurisdiction; (e) agrees that any judicial proceedings against the Agent or any Lender involving, directly or indirectly, the Secured Obligations, any Loan Document or any related agreement shall be brought only in courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; and (f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

21. Waiver of Jury Trial. EACH OBLIGOR, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

22. Severability. If any provision of any of the Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

23. Entirety. This Agreement and the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents or the transactions contemplated herein and therein.

24. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans.

25. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by any Obligor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and continuation of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Secured Obligations under this Agreement, under any other of the Loan Documents.

26.      Joint and Several Obligations of Obligors.

(a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Acquisition Loan Agreement, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

(b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Agreement and the other Loan Documents, it being the intention of the parties hereto that all of the Secured Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, the obligations of each Guarantor under the Acquisition Loan Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law, all as further provided in Section 2(b) hereof.

27. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders



                  [remainder of page intentionally left blank]

                  Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:          INFOCROSSING, INC., a Delaware corporation

                               By:  /s/ ZACH LONSTEIN
                                    -----------------
                               Name: Zach Lonstein
                               Title: Chief Executive Officer

GUARANTORS:        INFOCROSSING SOUTHEAST, INC.,
                   a Georgia corporation formerly known as Amquest, Inc.

                               By:  /s/ ZACH LONSTEIN
                                    -----------------
                               Name: Zach Lonstein
                               Title: Chief Executive Officer

                   ETG, INC., a Delaware corporation

                               By:  /s/ ZACH LONSTEIN
                                    -----------------
                               Name: Zach Lonstein
                               Title: Chief Executive Officer

                   INFOCROSSING SERVICES, INC.,
                   a Delaware corporation

                               By:  /s/ ZACH LONSTEIN
                                    -----------------
                               Name: Zach Lonstein
                               Title: Chief Executive Officer

                   INFOCROSSING SERVICES SOUTHEAST, INC., a Georgia corporation formerly known as Amquest Services, Inc.

                               By:  /s/ ZACH LONSTEIN
                                    -----------------
                               Name: Zach Lonstein
                               Title: Chief Executive Officer








                   INFOCROSSING WEST, INC., a California corporation formerly known as ITO Acquisition Corporation and doing business as Systems Management Specialists

                               By:  /s/ ZACH LONSTEIN
                                    -----------------
                               Name: Zach Lonstein
                               Title: Chief Executive Officer

                   INFOCROSSING SERVICES WEST, INC., a California corporation

                               By:  /s/ ZACH LONSTEIN
                                    -----------------
                               Name: Zach Lonstein
                               Title: Chief Executive Officer

                   Accepted and agreed to as
                   of the date first above written.

                   CAPITALSOURCE FINANCE LLC, as Agent

                               By:  /s/ JOSEPH TURITZ
                                   ------------------
                               Name: Joseph Turitz
                               Title: General Counsel